                                                                EXHIBIT 10.23




              FORM OF STOCK PURCHASE AND STOCKHOLDER'S AGREEMENT


        STOCK PURCHASE AND STOCKHOLDER'S AGREEMENT (this "Agreement"), dated as of January 2_, 1998, among the Company, Artal Luxembourg S.A., Flowers (as defined in Article I below) and Bermore, Ltd.

        WHEREAS, Artal Luxembourg S.A. has requested, and Flowers has consented to, a demand registration pursuant to Section 1.1(a) of the Original Stockholders' Agreement;

         WHEREAS, Artal Luxembourg S.A. and Flowers have caused the Company, on December 12, 1997, to file the S-1 Registration Statement with the SEC relating to the sale of the Artal IPO Shares and the Bermore IPO Shares;

         WHEREAS, if the IPO is consummated, Artal Luxembourg S.A. and Flowers have agreed that Flowers will purchase the Artal Control Shares simultaneously with the Closing in connection with consummation of the Control Transaction, upon the terms and conditions set forth in the New Stockholders' Agreement; and

         WHEREAS, if the Control Transaction is consummated, Artal Luxembourg S.A., Flowers and Bermore, Ltd. have agreed that Flowers also will purchase the Bermore Control Shares simultaneously with the Closing in connection with consummation of the Control Transaction, upon the terms and conditions set forth herein;

         NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS


                  1.1 Definitions. Capitalized terms used herein shall have the meanings set forth below:

                  "Affiliate" means any Person which, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, another Person. The term "control" includes, without limitation, the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreement" shall have the meaning specified in the first paragraph hereof.

                  "Artal" means Artal Luxembourg S.A., together and collectively with any other Person who becomes the owner of Artal Shares in accordance with
Section 2.13 hereof.


                  "Artal Basket" means the number of Artal Shares that is equal to the product of 1,031,850 and a fraction, (i) the numerator of which is the number of Remaining Artal Shares and (ii) the denominator of which is the number of Remaining Bermore Shares.


                  "Artal Control Shares" means the 9,581,169 Artal Shares to be sold by Artal to Flowers upon Closing in connection with the consummation of the Control Transaction.


                  "Artal IPO Shares" means the 7,121,485 shares of Common Stock to be sold by Artal in the IPO, as such number may be increased or decreased (whether to accomodate any exercises of overallotment options by the Underwriters or otherwise, including pursuant to Section 2.10 hereof).


                  "Artal Shares" means (a) the Common Stock beneficially owned by Artal on the date of this Agreement and (b) all Common Stock, Preferred Stock, Common Stock Equivalents and indebtedness issued in respect thereof, in exchange therefor, or in substitution thereof, in connection with a Recapitalization.

                  "Bermore" means Bermore, Ltd., a Bermuda company, together and collectively with any other Person who becomes the owner of Bermore Shares in accordance with Section 4.2(a), (c) or (d) hereof.

                  "Bermore Control Shares" means the 1,616,691 Bermore Shares to be sold by Bermore to Flowers upon Closing in connection with the consummation of the Control Transaction.


                  "Bermore IPO Shares" means the 4,519,090 Bermore Shares to be sold by Bermore in the IPO, as such number may be increased (whether to accomodate any exercises of overallotment options by the Underwriters or otherwise, including pursuant to Section 2.10 hereof).


                  "Bermore Shares" means (a) the Common Stock beneficially owned by Bermore on the date of this Agreement, including, without limitation, shares of Common Stock issuable upon exercise of the GFI Warrant, and (b) all Common Stock, Preferred Stock, Common Stock Equivalents and indebtedness issued in respect thereof, in exchange therefor, or in substitution thereof, in connection with a Recapitalization.

                  "Closing" means the consummation of the IPO and, if the IPO is consummated, the consummation of the Control Transaction.

                  "Closing Date" means the date on which the Closing occurs.

                  "Common Stock" means the Company's Common Stock, par value $.01 per share, and any capital stock of any class of the

                                                                               3
Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

                  "Common Stock Equivalents" means (without duplication with any Common Stock or other Common Stock Equivalents) rights, warrants, options, convertible securities, or exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock or securities exercisable for or convertible or exchangeable into Common Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

                  "Company" means Keebler Foods Company, a Delaware corporation.

                  "Control Transaction Price Per Share" means $___.


                  "Control Transaction" means the sale of the Artal Control Shares and the Bermore Control Shares to Flowers, which sale shall (i) occur simultaneously with and is conditioned upon the consummation of the IPO and (ii) result in Flowers owning 55.2% of the Common Stock.


                  "Custodian" has the meaning set forth in Section 4.1.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  "Excluded Artal Transfer" means any Transfer of Artal Shares made in compliance with Section 2.13 (i) to or among its Affiliates, (ii) to or among any members of its Family Group, (iii) pursuant to a pledge or similar agreement to secure debt of the transferor (incurred in good faith and not for the purposes of avoiding Artal's obligations under Section 4.3, Section 4.3 or
Article V) owing to a bank or other bona fide financial institution (provided that such security interest has not yet been exercised by the pledgee), including, without limitation, any such Transfer upon the exercise by such bank or other bona fide financial institution of its rights under such pledge or similar agreement to acquire beneficial or other ownership of the Artal Shares pledged thereunder, or (iv) by an individual upon his or her death to his or her estate, provided that the beneficiaries of the estate are Persons specified in clause (i) or (ii) hereof.

                  "Family Group" means, with respect to any individual, such individual's spouse and descendants and such individual's parents, grandparents, aunts, uncles, brothers, sisters and their respective spouses and descendants (in each case, whether natural or adopted) and any trust or similar entity established and maintained solely for the benefit of such individual and/or his spouse, descendants and/or such above-listed relatives and all of the aforesaid of the grantor of a trust that is a stockholder of the Company.

               "Flowers" means Flowers Industries, Inc., a Georgia corporation.

               "GFI" means G.F. Industries, Inc., a Nevada corporation.


               "GFI Warrant" means the warrant to purchase 6,135,781 shares of Common Stock at $3.2272 per share, issued to GFI on June 4, 1996 and subsequently transferred to Bermore.


               "HSR Act" means the Hart-Scott-Rodino Antitrust and Improvements Act of 1976, as amended.

               "Investor Joinder" means a joinder agreement, substantially in the form of Annex B hereto, by which a Person becomes a party to this Agreement after the date hereof.

               "IPO" means a public offering of the Artal IPO Shares and the Bermore IPO Shares to be consummated pursuant to the S-1 Registration Statement.

               "Lockup Expiration Date" means the date on which the lockup period provided for in the Underwriting Agreement has expired with respect to Artal or has otherwise been terminated or waived with respect to Artal.

               "Mandatory Sale Event" has the meaning set forth in Section 4.5.

               "Mandatory Sale Shares" has the meaning set forth in Section
4.5.

               "Monthly Transfer" has the meaning set forth in Section 4.2(e).

               "New Stockholders' Agreement" means the Stock Purchase Agreement dated as of January __, 1998 among Artal, Flowers and the Company, including Annex A thereto (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof).

               "Original GFI Agreement" means the GFI Stockholder's Agreement dated as of June 4, 1996 among Artal, Flowers, GFI and the Company (including all of the provisions of Annex A thereto).

               "Original Stockholders' Agreement" means the Stockholders' Agreement dated as of January 26, 1996 among Artal, Flowers and the Company.

                  "Person" means an individual, a partnership, a joint venture, a corporation, an association, a joint stock company, a limited liability company, a trust, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

                  "Preferred Stock" means any capital stock of any class of the Company hereafter authorized that provides for a preference on liquidation or with respect to dividends over any other class of capital stock of the Company or any similar kind of equity security.

                  "Recapitalization" means any stock split, reverse stock split, dividend or combination, or any recapitalization, reclassification, merger, consolidation, sale of all or substantially all assets, exchange or other similar reorganization.

                  "Release Date" means the earliest of (i) the date on which Artal owns less than 4,586,000 shares of Common Stock, (ii) the date that is three years after the Lockup Expiration Date or (iii) the date on which Artal's demand registration rights under the New Stockholders' Agreement have expired or have otherwise been terminated or waived in their entirety.

                  "Remaining Artal Shares" means the Artal Shares owned by Artal immediately upon consummation of the Closing, after giving effect to the sale of the Artal IPO Shares and the Artal Control Shares.

                  "Remaining Bermore Shares" means the Bermore Shares owned by Bermore immediately upon consummation of the Closing, after giving effect to the sale of the Bermore IPO Shares and the Bermore Control Shares.

                  "Restricted Period" means the period from the Closing Date to but excluding the Release Date.

                  "Rule 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  "Rule 144A" means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  "Securities Holding Company" shall have the meaning specified in Section 4.3.

                  "Subsidiary" means any corporation of which the securities having a majority of the ordinary voting power in electing the board of directors are, at the time as of which any determination is being made, owned by a Person either directly or through one or more of its Subsidiaries.

                  "Tag/Drag Notice" has the meaning set forth in Section 4.3(a).

                  "S-1 Registration Statement" means the Registration Statement on Form S-1 filed with the SEC by the Company on December 12, 1997, as amended through the date hereof, in respect of the IPO.

                  "Transfer" shall be construed broadly and shall include any direct or indirect transfer by way of issuance, sale, assignment, hypothecation, disposition, participation, pledge, gift, bequeath, intestate transfer, distribution, liquidation, merger or consolidation.

                  "Underwriters" means the underwriters in respect of the IPO.

                  "Underwriting Agreement" means the underwriting agreement to be executed among Artal, Bermore, the Company and the Underwriters in respect of the IPO, if Artal elects to consummate the IPO.

                  "Warrant Exercise Price Per Share" means $3.2272.


                  "Warrant Shares" means the 6,135,781 shares of Common Stock issuable to Bermore upon the exercise of the GFI Warrant in the manner contemplated by Section 2.3.


                                   ARTICLE II
                           COVENANTS AND UNDERTAKINGS

         2.1 Sale of Bermore Shares. Upon the terms and subject to the conditions set forth in this Agreement and on the basis of the representations, warranties, covenants, agreements, undertakings and obligations contained herein, if the IPO is consummated and, simultaneously with such consummation, the Control Transaction is consummated, (a) Bermore hereby agrees to sell at Closing, free and clear of all liens, encumbrances and claims of any nature (other than liens, encumbrances and claims resulting from the acts of the Underwriters or Flowers, respectively), the Bermore IPO shares in the IPO and the Bermore Control Shares to Flowers and (b) Flowers hereby agrees to purchase from Bermore at Closing the Bermore Control Shares.

         2.2 Purchase Price and Payment for Bermore Control Shares. If the IPO is consummated, the product of (a) the Control Transaction Price Per Share and
(b) the number of Bermore Control Shares shall be paid at Closing to Bermore by Flowers in cash by wire transfer in same-day funds to an account specified in writing by Bermore to Flowers at least two business days prior to Closing.

         2.3 Exercise of GFI Warrant. At the Closing, the following actions shall occur, or shall be deemed to occur, simultaneously, notwithstanding anything to the contrary contained in the GFI Warrant:

         (a) Bermore shall, by delivery of a written notice to the Company, exercise the GFI Warrant and the Company shall, without receipt of any cash consideration by the Company directly from Bermore in respect of such exercise,
(i) cancel the GFI Warrant and deliver to Bermore a stock certificate registered in its name representing 6,135,781 shares of Common Stock and (ii) cancel such stock certificate and issue (A) to Flowers a stock certificate registered in its name representing 1,616,691 shares of Common Stock, which certificate shall bear all appropriate legends and other notations, if any, and (B) a stock certificate to the Underwriters representing a number of shares of Common Stock equal to the Bermore IPO Shares registered in such names as may be requested by the Underwriters, which certificate shall not bear any restrictive legends; and


         (b) An amount equal to $19,801,392.44 shall be deducted from the net amount to be wired to Bermore by the Underwriters as consideration for the Warrant Shares, and such amount shall be wired by the Underwriters to the Company on behalf of Bermore and shall constitute valid payment in full by Bermore for the shares of Common Stock issued upon exercise of the GFI Warrant, in accordance with the terms of the GFI Warrant.


         2.4 Remaining Bermore Shares. At the Closing, the Company shall (a) deliver to Bermore a stock certificate registered in Bermore's name for the Remaining Bermore Shares, which stock certificate shall not bear any restrictive legends, and (b) an acknowledgment that, in its belief, as of the Closing Date, Bermore is eligible to sell the Remaining Bermore Shares pursuant to paragraph
(k) of Rule 144 of the Securities Act, subject to the expiration of the lockup period provided for in the Underwriting Agreement.

         2.5 Termination of Original GFI Agreement. Artal, Flowers, Bermore, and the Company covenant and agree that the Original GFI Agreement will terminate effective upon the Closing without any further action by the parties thereto, except that provisions contained in Annex A thereof which by their terms are applicable after the consummation of any offering made pursuant thereto (including, without limitation, provisions relating to indemnification and contribution), shall continue to remain in full force and effect as provided therein in respect of the Bermore IPO Shares.

         2.6 Resignation of Board Representative. Bermore covenants to cause to be delivered at Closing the resignation of its representative to the Company's Board of Directors, such resignation to be effective immediately upon Closing.

         2.7 Artal Registration Rights. From the date of the New Stockholders' Agreement until the Release Date, the Company, Artal and Flowers covenant and agree (a) not to make any changes or amendments to or with respect to, or effect a waiver or termination of Artal's rights or benefits under or with respect to, Annex A of the New Stockholders' Agreement, without having received Bermore's prior written approval of such change, amendment, waiver or termination, and (b) to provide Bermore with executed copies of the New Stockholders' Agreement and all changes, amendments, waivers and terminations relating thereto; provided, however, that such prior written approval shall not be (a) unreasonably withheld or delayed by Bermore and (b) required if any such change, amendment, waiver or termination does not materially and adversely affect Artal's rights, benefits or obligations thereunder.

         2.8 Reports Regarding Monthly Transfers. During the Restricted Period, Bermore shall deliver in writing by facsimile to Artal, five business days after the last day of each month, a list of all Monthly Transfers during such month by Bermore pursuant to Section 4.2(e) and the prices per share paid to Bermore in respect of such Monthly Transfers. If no Monthly Transfers are made by Bermore during any such month, Bermore will not be obligated to deliver any such list to Artal.

         2.9 Restrictions on Other Agreements. Bermore shall not grant any proxy or enter into or agree to be bound by any voting trust or voting agreement with respect to the Bermore Shares or enter into any stockholder agreements or arrangements of any kind with any Person with respect to any Bermore Shares on terms inconsistent with the provisions of this Agreement (whether or not such agreements are with Persons that are parties to this Agreement), including but not limited to, agreements or arrangements with respect to the acquisition or disposition of Bermore Shares in a manner which is inconsistent with this Agreement.


         2.10 IPO. (a) The procedures, further agreements, rights and obligations of the parties hereto regarding the sale of the Bermore IPO Shares under the S-1 Registration Statement (including any procedures, further agreements, rights and obligations applicable after the Closing) shall be governed by the procedures in Annex A of the Original GFI Agreement applicable to incidental registrations pursuant to Section 1.2 of such Annex A, except that, notwithstanding anything to the contrary contained therein or in the Stockholders' Agreement dated as of January 26, 1996 among the Company, Artal and Flowers, Artal hereby agrees to use its reasonable best efforts to have included in the IPO 4,519,090 Warrant Shares and, (i) if less than 4,519,090 Warrant Shares are included in the IPO or (ii) the aggregate number of shares of Common Stock requested to be sold in the IPO shall be cut back by the Underwriters, Artal shall, in each case, reduce the number of Artal Shares to be sold in the IPO to the extent (and only to the extent) necessary to enable Bermore to sell 4,519,090 Warrant Shares in the IPO.

                  (b) If the Underwriters exercise any overallotment option in accordance with the terms of the Underwriting Agreement, the number of Artal Shares and Bermore Shares that Artal and Bermore, respectively, will be required to sell in order to accomodate any such exercise shall be directly proportional to the number of Artal IPO Shares and Bermore IPO Shares, respectively.

         2.11 Compliance with Securities Laws. In connection with the transactions contemplated by this Agreement, the parties hereto agree to cooperate with one another in complying with the applicable provisions of the Securities Act and the Exchange Act, and all other applicable federal and state securities laws, and each of them agrees to furnish the other, or its counsel, with such information and to take such actions as may be reasonably requested in respect of such compliance.

         2.12 Consents and Approvals. The parties agree to use their respective best efforts to obtain the waiver, consent and approval of all other persons whose waiver, consent or approval is required in order to consummate the transactions contemplated by this Agreement.

         2.13 Artal Investor Joinders. Prior to making any Excluded Artal Transfer at any time prior to the termination of this Agreement, Artal shall obtain an Investor Joinder from such transferee, and such transferee, by execution thereof, (i) shall agree to become and automatically be deemed to be subject to, and have the benefit of, all of the rights and obligations contained in this Agreement applicable to Artal and (ii) shall have made on the date thereof all representations and warranties made on the date hereof by Artal (modified, if necessary, to reflect the nature of such Person as a corporation, partnership, other entity or natural person). Promptly thereafter, Artal shall cause originally executed copies of such Investor Joinder to be delivered to Bermore, Flowers and the Company and shall notify Bermore, Flowers and the Company of the number and type of Artal Shares Transferred.

         2.14 FIRPTA Certificates. At the Closing, the Company shall deliver to Bermore a certificate substantially in the form of Annex C-1, and as promptly as practicable and in any event no more than 30 days thereafter the Company shall deliver to the Internal Revenue Service a certificate substantially in the form of Annex C-2.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES


         3.1 Representations and Warranties of Artal, Flowers and the Company. Each of Artal, Flowers and the Company (solely as to itself) hereby represents and warrants to each of the other parties hereto as follows:

                  (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own, lease and operate its properties and assets and to conduct its business as now conducted by it. It has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery by it of this Agreement and the performance by it of its obligations hereunder have been duly authorized by all necessary action. This Agreement has been duly executed and delivered by it and, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms; and

                  (b) The execution, delivery and performance of this Agreement by it will not, with or without the giving of notice or lapse of time, or both,
(i) conflict with its certificate of incorporation or by-laws (or the corresponding documents of any of its Subsidiaries) or (ii) result in any breach of any terms or provisions of, or constitute a default under, or conflict with any material contract, agreement or instrument to which it or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound, except for such breaches, defaults or conflicts (A) which shall have been cured or waived prior to the Closing or (B) which, in the aggregate, would not reasonably be expected to have a material adverse effect on the financial position, results of operations, assets, liabilities, properties or business of it and its Subsidiaries, taken as a whole, or (iii) violate any material provision of law, statute, rule or regulation to which it is subject or any material order, judgment or decree applicable to it.

                  (c) There is no suit, action, proceeding, claim or investigation pending or, to its knowledge, threatened against or affecting it which, if pursued and/or resulting in a judgment, would have a material adverse affect on its right to consummate the transactions contemplated hereby.

         3.2 Representations and Warranties of Bermore. Bermore hereby represents and warrants to each of the other parties hereto as follows:

                  (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own, lease and operate its properties and assets and to conduct its business as now conducted by it. It has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery by it of this Agreement and the performance by it of its obligations hereunder have been duly authorized by all necessary action. This Agreement has been duly executed and delivered by it and, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms;

                  (b) The execution, delivery and performance of this Agreement by it will not, with or without the giving of notice or lapse of time, or both,
(i) conflict with its certificate of incorporation or by-laws (or the corresponding documents of any of its Subsidiaries) or (ii) result in any breach of any terms or provisions of, or constitute a default under, or conflict with any material contract, agreement or instrument to which it or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound, except for such breaches, defaults or conflicts (A) which shall have been cured or waived prior to the Closing and (B) which, in the aggregate, would not reasonably be expected to have a material adverse effect on the financial position, results of operations, assets, liabilities, properties or business of it and its Subsidiaries, taken as a whole, or (iii) violate any material provision of law, statute, rule or regulation to which it is subject or any material order, judgment or decree applicable to it; and

                  (c) There is no suit, action, proceeding, claim or investigation pending or, to its knowledge, threatened against or affecting it which, if pursued and/or resulting in a judgment, would have a material adverse affect on its right to consummate the transactions contemplated hereby.

                  (d) Upon exercise of the GFI Warrant in the manner contemplated by Section 2.3, Bermore will own the Bermore IPO Shares and the Bermore Control Shares free and clear of any liens, claims or encumbrances of any nature. Except for the rights under the Original GFI Agreement, or as contemplated by this Agreement, Bermore has not granted any option or right, and is not a party to any other agreement which requires, or which upon the passage of time, the payment of money or the occurrence of any other event, may require, Bermore to transfer any of the Bermore Shares to any other Person other than an Affiliate of Bermore. When Flowers pays for and acquires the Bermore Control Shares as contemplated by this Agreement, Flowers will receive them free and clear of any liens, claims, or encumbrances of other persons, other than liens, claims or encumbrances resulting from the acts of Flowers. When the Bermore IPO Shares are delivered in accordance with the instructions of the Underwriters' and paid for by the Underwriters as contemplated by this Agreement and the Underwriting Agreement, such shares will be delivered free and clear of any liens, claims, or encumbrances of other persons, other than liens, claims or encumbrances resulting from the acts of the Underwriters.

                                   ARTICLE IV
                TRANSFER RESTRICTIONS ON REMAINING BERMORE SHARES

         4.1      Transfer Restriction.    During the Restricted Period,
Bermore agrees, without the prior written consent of Artal, except in accordance with Section 4.2 or pursuant to the exercise of any overallotment options by the Underwriters in respect of the IPO, not to market, attempt to arrange for or consummate the Transfer of any Bermore Shares (or any securities convertible into or exchangeable for Bermore Shares). Prior to making any permitted (whether as result of the exceptions set forth in Section 4.2 or otherwise) Transfer of Bermore Shares at any time prior to the termination of this Agreement (other than a Transfer pursuant to Section 4.2(b) or (e)), Bermore shall obtain an Investor Joinder from such transferee, and such transferee, by execution thereof, (i) shall agree to become and automatically be deemed to be subject to, and have the benefit of, all of the rights and obligations contained in this Agreement applicable to Bermore, (ii) shall have made on the date thereof all representations and warranties made on the date hereof by Bermore (modified, if necessary, to reflect the nature of such Person as a corporation, partnership, other entity or natural person), (iii) shall have appointed Michael Uytengsu or such one Person as Bermore and all of its permitted transferees (other than Persons to whom Bermore Transfers Bermore Shares pursuant to Section 4.2(b) or (e)) shall agree upon as its true and lawful attorney-in-fact for purposes of exercising its rights and obligations contained in this Agreement and (iv) shall have appointed Bermore, Ltd. or such two Persons (which may include Bermore) as Bermore and all of its permitted transferees (other than Persons to whom Bermore Transfers Bermore Shares pursuant to Section 4.2(b) or (e)) shall agree upon as true and lawful custodians (each a "Custodian" which may act independently of the other in respect of Bermore Shares which have been Transfered to it) for all Bermore Shares owned by such transferee and subject to this Agreement and, simultaneously upon execution of such Investor Joinder, shall Transfer all such Bermore Shares to the Custodian listed on the Investor Joinder. Promptly thereafter, Bermore shall cause originally executed copies of such Investor Joinder to be delivered to Artal, Flowers and the Company and shall notify Artal, Flowers and the Company of the number and type of Bermore Shares Transferred.

         4.2 Exceptions. The restriction on Transfer contained in Section 4.1 above shall be inapplicable with respect to:

                  (a) any Transfers of Bermore Shares among Affiliates of Bermore or members of Bermore's Family Group;

                  (b) any Transfer of Bermore Shares by Bermore pursuant to the terms of Section 4.3, 4.4 or 4.5 or pursuant to a registered, underwritten offering under Article V;

                  (c) any Transfers of Bermore Shares (A) to the extent of the grant of a security interest in such Bermore Shares pursuant to a pledge or similar agreement to secure debt of the transferor (incurred in good faith and not for purposes of avoiding the transfer restrictions contained in this Agreement) owing to a bank or other bona fide financial institution;

provided that such security interest has not yet been exercised by the pledgee, and (B) upon the exercise by such bank or other bona fide financial institution of its rights under such pledge or similar agreement to acquire beneficial or other ownership of the Bermore Shares pledged thereunder;

                  (d) any Transfers of Bermore Shares by a member of Bermore's Family Group upon his or her death to his or her estate, provided that the beneficiaries of the estate are Persons specified in clause (a) of this Section 4.2;

                  (e) subject to compliance with Section 1.4 of Annex A hereto, Transfers (in addition to Transfers pursuant to the other provisions of this Section 4.2) by Bermore which do not in the aggregate exceed 85,987 Bermore Shares in any one month (any such Transfer during any such month, a "Monthly Transfer"), it being understood that, to the extent Bermore does not sell an aggregate of 85,987 Bermore Shares in any such month (for any reason whatsoever), Bermore shall not in any event, as a result thereof, be entitled to increase the number of Bermore Shares which it is entitled to sell in any other month pursuant to this Section 4.2(e); and

provided, that in order to facilitate compliance with federal securities laws and the provisions of this Agreement, the aggregate number of permitted transferees under Sections 4.2(a), (c) and (d) shall not exceed 45 Persons at any time during the term of this Agreement without the consent of Artal, which consent will not be unreasonably withheld or delayed.

                  4.3 Tag Along. (a) At any time during the Restricted Period, at least 15 days prior to making any Transfer of any Artal Shares to either the Company or Flowers (or, for all purposes of this Section 4.3 and Section 4.4, any of their respective Affiliates other than Artal), Artal shall deliver a written notice (the "Tag/Drag Notice") to Bermore, specifying in reasonable detail the type and number of Artal Shares proposed to be transferred, the identity of the prospective transferee(s), the terms and conditions of the Transfer (including without limitation, the price (or the formula for determining the price) to be paid for each Artal Share and, in the event that the consideration to be received by Artal in connection with such transaction includes non-cash consideration, Artal's good faith reasonable estimate of the cash value of such non-cash consideration), Artal's good faith estimate after due inquiry of the maximum number of shares of Common Stock that the proposed transferee would be willing to purchase in connection with such transfer, and all information reasonably required to make the calculations set forth in this
Section 4.3(a). Bermore may elect to participate in the proposed Transfer by delivering written notice to Artal within 10 days after delivery of the Tag/Drag Notice. If Bermore has elected to participate in such Transfer pursuant to the terms hereof, Bermore shall be entitled to sell in the proposed Transfer, at the same price (treating debt of

Artal actually assumed by the Company or Flowers, as the case may be, as a cash payment to Artal, equal to the amount assumed) and on the same terms and conditions (provided that such conditions are capable of being fulfilled by Bermore) as Artal, up to a number of Bermore Shares equal to the product of (i) the number of Artal Shares which Artal proposes to sell in the proposed Transfer and (ii) a fraction, (A) the numerator of which is the number of Remaining Bermore Shares and (B) the denominator of which is the number of Remaining Artal Shares; provided that the number of Bermore Shares which Bermore is permitted to sell pursuant to this Section 4.3(a) shall not in any event include any shares of Common Stock other than Remaining Bermore Shares. It is expressly understood by the parties hereto that if Artal is selling Common Stock in such Transfer, Bermore may only participate in such Transfer by selling Common Stock and not any Common Stock Equivalents and that, to the extent that Bermore wishes to sell shares of Common Stock underlying any such Common Stock Equivalents, it must exercise, convert or exchange such Common Stock Equivalents in order to Transfer such underlying shares of Common Stock. If Bermore elects to participate in such Transfer, it shall be obligated to pay its pro rata portion of the transaction costs associated therewith. If the aggregate amount of Bermore Shares which Bermore elects and is permitted under the foregoing provisions to sell in the proposed Transfer is, together with the aggregate amount of Artal Shares which Artal proposes to so sell, more than the total number of shares of Common Stock that the Company or Flowers, as the case may be, wishes to purchase, then each of Artal and Bermore shall be entitled to sell to the Company or Flowers, as the case may be, that number of shares of Common Stock equal to the number of shares of Common Stock to be so purchased by the Company or Flowers, as the case may be, from Artal and Bermore, multiplied by a fraction, the numerator of which is the number of such shares of Common Stock that Artal or Bermore, as the case may be, elects and is permitted under the foregoing provisions to sell and the denominator of which is the aggregate number of shares of Common Stock Artal and Bermore elect to sell and are permitted to sell under the foregoing provisions. If Bermore has not delivered written notice to Artal that Bermore elects to participate in a proposed Transfer within the 10-day period provided above for the delivering of such notice, then Artal shall have the right, for a period of 45 days after the expiration of such 10-day period, to consummate such proposed Transfer to the Company or Flowers, as the case may be, at the same price and on the same terms and conditions stated in the related Tag/Drag Notice. If, at the end of such 45-day period, Artal has not consummated such proposed Transfer to the Company or Flowers, as the case may be, the terms of this Section 3.3 shall again be in effect with respect to such proposed Transfer to the Company or Flowers, as the case may be.

                  (b) For purposes of Section 4.3(a) and Section 4.5(a), if Artal has Transferred all or part of its Artal Shares to one or more of its Subsidiaries or other entities controlled by it (a

"Securities Holding Company"), a sale or other disposition by Artal (by merger or otherwise) of an equity or beneficial interest in a Securities Holding Company to, for purposes of Section 4.3(a), the Company or Flowers, as the case may be, or, for purposes of Section 4.5(a), any other Person, shall be treated as follows: (i) if such sale or other disposition is of 50% or more of the equity or beneficial interest in such Securities Holding Company, then such sale or other disposition shall be deemed to be a Transfer of all such Artal Shares directly or indirectly owned or controlled by such Securities Holding Company, and (ii) if such sale or other disposition is of less than 50% of the equity or beneficial interest in such Securities Holding Company, then such sale or other disposition shall be deemed to be a Transfer of a percentage of the number of Artal Shares directly or indirectly owned or controlled by such Securities Holding Company equal to the percentage of the equity or beneficial interest in such Securities Holding Company sold or disposed of in such transaction. In either such event, if the Securities Holding Company owns assets other than the Artal Shares, the consideration paid to Artal by the Company or Flowers, as the case may be, or such other Person, for the Transfer and allocable to the Artal Shares, in the absence of agreement of Artal and Bermore, shall be determined by an investment banking firm of national reputation selected by mutual agreement of the parties hereto, provided, that such investment banking firm shall not have a material direct or indirect financial interest in or other relationship with the Company or any of its Subsidiaries or Affiliates.

         (c) The exercise or nonexercise of the rights of Bermore in this
Section 4.3 to participate in one or more Transfers by Artal to the Company or Flowers, as the case may be, shall not adversely affect Bermore's rights to participate in subsequent Transfers by Artal to the Company or Flowers.

                  4.4 Drag-Along. (a) In the case that Artal proposes to make a Transfer of Artal Shares to the Company or Flowers, as the case may be, at any time after Closing and prior to the Release Date that would trigger Bermore's tag along rights pursuant to Section 4.3, Artal may elect, by so specifying in the Tag/Drag Notice, to require Bermore to, and Bermore will, participate in such transaction on the same terms and conditions as Artal with respect to a number of Bermore Shares determined as set forth below. Bermore shall be required to sell in the proposed Transfer, at the same price (treating debt of Artal actually assumed by the proposed transferee as a cash payment to Artal, equal to the amount assumed) and on the same terms and conditions as Artal (provided that such conditions are capable of being fulfilled by Bermore), a number of Bermore Shares (such number being hereinafter referred to as the "Drag Along Number") of each type being Transferred by Artal equal to the lesser of
(i) the product of (A) the number of Artal Shares which Artal proposes to sell in the proposed Transfer and (B) a fraction, (x) the numerator of which is the number of Remaining Bermore Shares and

(y) the denominator of which is the number of Remaining Artal Shares, (ii) the number of such Bermore Shares specified by Artal in the relevant Tag/Drag Notice and (iii) the number of Remaining Bermore Shares owned by Bermore at the time of delivery of such Tag/Drag Notice; provided that the number of Bermore Shares which Bermore is required to sell pursuant to this Section 4.4(a) shall not in any event include any shares of Common Stock other than Remaining Bermore Shares. It is expressly understood by the parties hereto that if Artal proposes to Transfer Common Stock and so elects, Bermore must Transfer a number of shares of Common Stock equal to the Drag Along Number by selling Common Stock (and not Common Stock Equivalents) and, if necessary, it must exercise, convert or exchange such Common Stock Equivalents in order to Transfer such underlying shares of Common Stock. If Bermore is required to participate in such Transfer, Artal shall be obligated to pay all the transaction costs associated therewith.

                  (b) In connection with any proposed transaction described in
Section 4.4(a) above, Bermore agrees (i) to consent to and raise no objections (other than with respect to its rights under this Section 4.4) to, and to take all other actions (including, without limitation, voting, or entering into written consents with respect to, all of its Bermore Shares in favor of such transaction) reasonably necessary or desirable to cause, the consummation of such transaction and (ii) to sell, Transfer and deliver its Bermore Shares as required by the terms of such transaction; provided, however, that, notwithstanding anything to the contrary contained herein, Bermore will not be required to register any Bermore Shares under the Securities Act in order to comply with its obligations under this Section 4.4; and provided further, however, that, if Bermore has, prior to its receipt of a Tag/Drag Notice, entered into a binding agreement to Transfer Bermore Shares (so long as such agreement does not otherwise violate this Agreement), Bermore shall not be prohibited from consummating such Transfer, notwithstanding anything to the contrary contained in this Section 4.4.

                  (c) If the Drag Along Number is less than the number of Bermore Shares Bermore may sell in the proposed Transfer pursuant to its rights under Section 4.3, then, notwithstanding the exercise by Artal of its rights under this Section 4.4, Bermore may elect to sell such additional Bermore Shares pursuant to its rights under Section 4.3.

                  4.5 Mandatory Sale Events. (a) If, during any of the three successive 12-month periods commencing on the Lockup Expiration Date, Artal proposes to Transfer, in the aggregate (other than Excluded Artal Transfers, Transfers pursuant to Section 4.3 or 4.4 or Transfers pursuant to registered, underwritten offerings under Article V), a number of Artal Shares that is greater than the Artal Basket, then Bermore shall mandatorily participate in any additional Transfers in excess of the Artal Basket by Artal (other than Excluded Artal Transfers,

Transfers pursuant to Section 4.3 or 4.4 or Transfers pursuant to registered, underwritten offerings under Article V) which are consummated during the remainder of such 12-month period, on the same terms and conditions as Artal with respect to a number of Bermore Shares determined as set forth below (each such Transfer a "Mandatory Sale Event", and the aggregate number of Artal Shares and Bermore Shares proposed to be Transferred pursuant to such Mandatory Sale Event, the "Mandatory Sale Shares"). As promptly as practicable after Artal has
(i) with respect to a negotiated Transfer to a third party, agreed to Transfer the applicable Mandatory Sale Shares to such third party, or (ii) with respect to an open market sale, decided it intends to Transfer the applicable Mandatory Sale Shares, but in each case in no event less than two business days prior to the consummation of such Mandatory Sale Event, Artal shall deliver a written notice to Bermore via facsimile, specifying in reasonable detail the type and number of Mandatory Sale Shares, the identity of the prospective transferee(s) (or, if applicable, that the Transfer will be an open market transaction), the terms and conditions of the Transfer (including without limitation, the price (or the method of determining the price) to be paid for each Mandatory Sale Share and, in the event that the consideration to be received by Artal in connection with such Mandatory Sale Event includes non-cash consideration, Artal's good faith reasonable estimate of the cash value of such non-cash consideration) and all information reasonably required to make the calculations set forth in this Section 4.5(a). Bermore shall be required to sell in connection with any Mandatory Sale Event, at the same price (treating debt of Artal actually assumed by the proposed transferee as a cash payment to Artal, equal to the amount assumed) and on the same terms and conditions as Artal (provided that such conditions are capable of being fulfilled by Bermore), the lesser of (i) the number of Remaining Bermore Shares owned by Bermore at the time of such Mandatory Sale Event and (ii) a number of Bermore Shares equal to the product of (A) the number of Mandatory Sale Shares and (B) a fraction, (x) the numerator of which is number of Remaining Bermore Shares and (y) the denominator of which is the sum of the number of Remaining Bermore Shares and the number of Remaining Artal Shares; provided that the number of Bermore Shares which Bermore is required to sell pursuant to this Section 4.5(a) shall not in any event include any shares of Common Stock other than Remaining Bermore Shares. It is expressly understood by the parties hereto that if Bermore is required to Transfer Bermore Shares pursuant to this Section 4.5, Bermore must Transfer the requisite number of shares of Common Stock (and not Common Stock Equivalents) and, if necessary, it must exercise, convert or exchange such Common Stock Equivalents in order to Transfer such underlying shares of Common Stock. If Bermore is required to participate in such Mandatory Sale Event, it shall be obligated to pay its pro rata portion of the transaction costs associated therewith.

                  (b) In connection with any Mandatory Sale Event, Bermore agrees (i) to consent to and raise no objections (other than with respect to its rights under this Section 4.5) to, and to take all other actions (including, without limitation, voting, or entering into written consents with respect to, all of its Bermore Shares in favor of such transaction) reasonably necessary or desirable to cause, the consummation of such transaction and (ii) to sell, Transfer and deliver the Mandatory Sale Shares which are Remaining Bermore Shares as required by the terms of such Mandatory Sale Event, including, without limitation, delivery of certificates for such Remaining Bermore Shares (or arrangement of book-entry transfers in respect of such Remaining Bermore Shares) in order to permit timely settlement in accordance with the terms of such Mandatory Sale Event; provided, however, that, notwithstanding anything to the contrary contained herein, Bermore will not be required to register any Bermore Shares under the Securities Act in order to comply with its obligations under this Section 4.5; and provided further, however, that, if Bermore has, prior to its receipt of a Mandatory Sale Notice, entered into a binding agreement to Transfer Bermore Shares (so long as such agreement does not otherwise violate this Agreement), Bermore shall not be prohibited from consummating such Transfer, notwithstanding anything to the contrary contained in this Section 4.5.

                  4.6 Prohibited Transfers. Any Transfer of Bermore Shares or Artal Shares made in violation of this Agreement (including, without limitation, a Transfer made without obtaining a necessary Investor Joinder) shall be null and void. The Company shall not permit such Transfer to be recorded on the Company's books and records and shall not otherwise cooperate in consummating such Transfer.

                                    ARTICLE V
                               REGISTRATION RIGHTS

                  The procedures and further agreements of the parties hereto set forth in Annex A to this Agreement are incorporated herein by reference.


                                   ARTICLE VI
                                   CONDITIONS

         The obligations of each party hereto at Closing are subject to satisfaction of the following conditions by each of the other parties hereto (any or all of which may be waived with respect to any party by the other parties hereto):

                  6.1 Representations True at Closing. The representations and warranties of such party contained in this Agreement will be true and correct in all material respects at the Closing Date with the same effect as though made on that date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date), and such party will have delivered to each of the other parties hereto a certificate dated that date and signed by the President, a Vice President or such other authorized agent or attorney-in-fact of such party to that effect.

                  6.2 Covenants. Such party will have fulfilled in all material respects all its obligations under this Agreement required to have been fulfilled prior to or at the Closing, and will have delivered to each of the other parties hereto a certificate dated that date and signed by the President, a Vice President or such other authorized agent or attorney- in-factof such party to that effect.

                  6.3 No Injunction, etc. No order will have been entered by any court or governmental or regulatory authority and be in force which invalidates this Agreement or restrains the completion of the transactions which are the subject of this Agreement.

                  6.4 Consents. All consents or waivers necessary for the consummation of the transactions contemplated hereby will have been received on or prior to the Closing Date.

                  6.5 Effectiveness of S-1 Registration Statement. The S-1 Registration Statement shall have been declared effective by the SEC, and no stop order suspending effectiveness shall have been issued, and no action, suit, proceeding or investigation by the SEC to suspend the effectiveness thereof shall have been initiated and be continuing. The Artal IPO Shares and the Bermore IPO Shares shall have been registered for issuance under all applicable Blue Sky laws or shall be exempt from such registration, and no stop order shall have been issued with respect to the issuance or sale of such securities by any Blue Sky authority.

                  6.6 Consummation of IPO. The consummation of the IPO shall have occurred contemporaneously with the Closing.

                                   ARTICLE VII
                                  MISCELLANEOUS

                  7.1 Time and Place of Closing. If the IPO is consummated, the Closing shall be held at the offices of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York 10019, unless another place or date is agreed to in writing by the parties hereto.

                  7.2 Transactions at Closing. At the Closing, each of the following transactions shall occur:

                  (a) The transactions contemplated by Sections 2.1, 2.2, 2.3, 2.4, 2.5 and 2.6, in each case in accordance with such section.

                  (b) The delivery by each of the parties hereto of the certificates contemplated by Sections 6.1 and 6.2, in each case in accordance with such sections.

                  7.3 Survival of Representations and Warranties. All representations, warranties, agreements, covenants and obligations made or undertaken by each party hereto in this Agreement or in any document or instrument executed and delivered pursuant hereto have been relied upon by the other parties hereto, shall survive the Closing hereunder, and shall not merge in the performance of any obligation by any party hereto.

                  7.4 Termination. (a) This Agreement may be terminated or abandoned prior to Closing only (i) by the mutual consent of the Company, Artal, Flowers and Bermore, notwithstanding prior approval by any or all of such parties, and (ii) will terminate automatically without any further action by the parties hereto simultaneously upon the termination or abandonment, if any, of the Underwriting Agreement. In the event of a termination of this Agreement prior to Closing, (i) each party shall pay the costs and expenses incurred by it in connection herewith, (ii) no party (or any of its officers, directors, employees agents or representatives) shall be liable to any other party for any costs, expenses, damage or loss of anticipated profits hereunder, (iii) each party shall retain any and all rights attendant to any breach of any covenant, representation or warranty made hereunder and (iv) the Original GFI Agreement shall remain in full force and effect.

                  (b) Should Closing occur, this Agreement shall not terminate, shall remain in full force and effect and shall be binding on any party hereto until the earlier of (i) the Release Date or (ii) the date on which Bermore no longer owns any Remaining Bermore Shares (except that, notwithstanding any such termination, provisions contained in Annex A hereof which by their terms are applicable after the consummation of any offering made pursuant thereto (including, without limitation, provisions relating to indemnification and contribution), shall continue to remain in full force and effect as provided therein in respect of any Remaining Bermore Shares).

                  7.5 Remedies. (a) Each party hereto shall have all rights and remedies reserved for such party pursuant to this Agreement and all of the rights which such parties have under any law or equity. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or equity.

                  (b) The parties hereto agree that if any parties seek to resolve any dispute arising under this Agreement pursuant to a legal proceeding, the "prevailing" parties to such proceeding shall be entitled to receive reasonable fees and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceedings. For purposes of this Section 7.5(b), a party shall be deemed to be a "prevailing" party only if it prevails on each element of its claim (including the amount and type of damages sought). If neither party is the prevailing party, the parties agree to request the court or other decision making body to make a separate determination as to the allocation of fees and expenses.

                  (c) It is acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

                  7.6 Consent to Amendments. Except as expressly set forth herein, the provisions of this Agreement may be amended with the prior written consent of each of Artal and Bermore only, and each of Artal and Bermore can waive in writing any of its respective rights hereunder without any action by any other party hereto except that (i) no such amendment or waiver in respect of the Control Transaction or Section 2.2 hereof may be effected without the prior written consent of Flowers and (ii) no such amendment or waiver which materially and adversely affects the Company's obligations in respect of the registration rights contained in Annex A hereto may be effected without the prior written consent of the Company.

                  7.7 Antidilution. The parties hereto agree that all references herein to the GFI Warrant, amounts of shares of Common Stock and the Warrant Exercise Price Per Share give effect to a 1-for-10 reverse stock split of the Common Stock consummated by the Company prior to the date hereof and assume consummation of a 57.325-for-1 stock split of the Common Stock to be consummated by the Company immediately prior to Closing. An appropriate and proportionate adjustment shall be made to all references to amounts of shares of Common Stock referenced herein for any Recapitalization consummated by the Company after the date hereof.

                  7.8 Successors and Assigns. Except as otherwise expressly provided herein, all provisions contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and permitted transferees of the parties hereto whether so expressed or not. This Agreement is not intended to create any third party beneficiaries.

                  7.9 Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law. The parties agree that (i) the provisions of this Agreement shall be severable in the event that any of the provisions hereof are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, (ii) such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable and (iii) the remaining provisions shall remain enforceable to the extent permitted by law.

                  7.10 Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                  7.11 Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing or sent by facsimile and shall be deemed to have been given
(i) when personally delivered or sent by facsimile (with proof of receipt at the number to which notices are required to be sent), (ii) one business day after being sent by overnight courier (receipt confirmation requested) or (iii) five business days after being mailed by certified or registered mail (return receipt requested and postage prepaid) to the recipient. Such notices, demands and other communications will be sent to each party hereto (and such party's permitted transferees or assigns, if any) at the address or addresses indicated on the signature pages hereto, or to such one other address or to the attention of such one other person as the recipient party (together with its permitted transferees or assigns, if any) has specified by prior written notice under this Section
7.11 to the sending party.

                  7.12 Governing Law. In all respects, including all matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, except for matters directly within the purview of the General Corporation Law of the State of Delaware (the "DGCL") which shall be governed by the DGCL.

                  7.13 Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

                  7.14 Jurisdiction; Venue; Process. (a) The parties to this Agreement agree that jurisdiction and venue in any action brought by any party hereto pursuant to this Agreement shall properly lie and shall be brought in any federal or state court located in the State of New York. By execution and delivery of this Agreement, each party hereto irrevocably submits to the jurisdiction of such courts for itself or himself and in respect of its or his property with respect to such action. The parties hereto irrevocably agree that venue would be proper in such court, and hereby irrevocably waive any objection that such court is an improper or inconvenient forum for the resolution of such action.

                  (b) Artal hereby irrevocably and unconditionally designates and directs Mr. David Van Zandt, with offices on the date hereof at Northwestern University School of Law, 357 East Chicago Avenue, Chicago, Illinois 60611, as its agent to receive service of any and all process and documents on its behalf in any legal action or proceeding related to this Agreement and agrees that service upon such agent shall constitute valid and effective service upon Artal and that failure of such agent to give any notice of such service to Artal shall not affect or impair in any way the validity of such service or of any judgment rendered in any action or proceeding based thereon.

                  7.15 Brokers. Each party hereto agrees to indemnify and hold harmless each of the other parties hereto from and against any fee, claim, loss or expense arising out of any claim by any investment banker, broker or finder employed or alleged to have been employed by it.

                  7.16 Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived by any other party to whom such compliance is owed. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.

                  7.17 Expenses. All expenses incurred by the parties hereto in connection with or related to the authorization, preparation and execution of this Agreement and the closing of the transactions contemplated hereby, including, without limitation, all fees and expenses of brokers, agents, representatives and counsel and accountants employed by any such party, shall be borne solely and entirely by the party which has incurred the same. Notwithstanding the foregoing, (a) the payment of Artal's expenses shall governed by Section 14.7 of the

New Stockholders' Agreement and (b) except for the underwriting discounts in respect of the Bermore IPO Shares, Bermore's out-of-pocket expenses and the fees and disbursements of Bermore's counsel, the Company will bear all costs and expenses in connection with the registration of the Bermore IPO Shares, review and finalization of underwriting arrangements and all other aspects of the IPO in accordance with Annex A of the Original GFI Agreement.

                  7.18 Headings. The section and other headings in this Agreement are inserted solely as a matter of convenience and for reference, and are not a part of this Agreement.

                  7.19 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes and cancels any prior agreements, representations, warranties, or communications, whether oral or written, among the parties hereto relating to the transactions contemplated hereby or the subject matter herein, except to the extent set forth in Section 2.5.

                  7.20 Pronouns. All pronouns used herein shall be deemed to refer to the masculine, feminine or neuter gender, as the context requires.

                  7.21 Annexes Incorporated. All Annexes attached hereto are incorporated herein by reference.

                  7.22 Time of Essence. Time is of the essence in this Agreement.

                  7.23 MUTUAL WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

                                     * * * *

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Name: KEEBLER FOODS COMPANY

Address for Notices:                        with copies to:

Keebler Foods Company                       Winston & Strawn
677 Larch Avenue                            35 West Wacker Drive
Elmhurst, Illinois 60126                    Chicago, Illinois 60601
Facsimile No.:  1-630                       Facsimile No.:  1-312-558-5700
Attn:  Chief Executive Officer              Attn:  Bruce Toth, Esq.


                                            KEEBLER FOODS COMPANY

                                            By:________________________________
                                               Name:
                                               Title:

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.




Name:  BERMORE, LTD.

Address for                                 with copies
Notices:                                    to:

Crawford House                              Michael Uytengsu
23 Church Street                            c/o G.F. Industries, Inc.
P.O. Box HM 1436                            999 Baker Way, Suite 200
Hamilton, Bermuda HM FX                     San Mateo, California 94404
Facsimile No: 1-441-295-4706                Facsimile No.: 1-650-312-9374
Attn: Director
                                            and:

                                            Appleby, Spurling & Kempe
                                            Cedar House
                                            41 Cedar Avenue
                                            P.O. Box HM 1436
                                            Facsimile No.: 1-441-292-8666
                                            Attn: John Campbell, Esq.

                                   BERMORE, LTD.


                                   By:___________________________
                                       Name:
                                       Title:

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.




Name:    ARTAL LUXEMBOURG S.A.

Address for                               with copies
Notices:                                  to:

Artal Luxembourg S.A.                     The Invus Group, Ltd.
39 Boulevard Royal                        135 E. 57th Street
Luxembourg City, Luxembourg               New York, New York 10022
Facsimile No.:  352-22-42-66              Facsimile No.: 1-212-371-1829
Attn: Managing Director                   Attn: President

                                          and:

                                          Simpson Thacher & Bartlett
                                          425 Lexington Avenue
                                          New York, New York 10017
                                          Facsimile No.:  1-212-455-2502
                                          Attn:  Robert E. Spatt, Esq.


                                   ARTAL LUXEMBOURG S.A.


                                   By:___________________________
                                      Name:
                                      Title:

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.





Name:   FLOWERS INDUSTRIES, INC.

Address for                                  with copies
Notices:                                     to:

Flowers Industries, Inc.                     Jones, Day, Reavis & Pogue
1919 Flowers Circle                          3500 One Peachtree Center
Thomasville, Georgia  31757                  303 Peachtree Street, N.E.
Facsimile No.:  1-912-225-3808               Atlanta, GA  30308
Attn:  Robert P. Crozer                      Facsimile No.: 1-404-581-8330
                                             Attn:  Robert W. Smith, Esq.



                                        FLOWERS INDUSTRIES, INC.


                                        By:___________________________
                                           Name:
                                           Title:

                                                                         ANNEX A

                    PROVISIONS REGARDING REGISTRATION RIGHTS

                  This Annex A is part of and is incorporated into that certain Stock Purchase and Stockholder's Agreement (the "Agreement"), dated as of January 2_, 1998, among the Company, Artal, Flowers and Bermore. Capitalized terms used in this Annex A and not otherwise defined shall have the meanings ascribed to them in the Agreement. Certain capitalized terms used herein are defined in Section 2.1 of this Annex A.

                  It is understood that certain incidental registration rights have been granted to various management investors pursuant to certain management stockholder's agreements pursuant to the Original Stockholders' Agreement, including Annex A thereto, and certain demand and incidental registration rights have been granted to Artal pursuant to Annex A of the New Stockholders' Agreement and that, subject to restrictions contained in the New Stockholders' Agreement, additional registration rights may be extended in the future to holders of securities of the Company.

                  1.1 Incidental Registrations. If, at any time during (and solely during) the Restricted Period, (a) Artal has exercised a demand registration right pursuant to the New Stockholders' Agreement, including Annex A thereto (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Agreement) (an "Artal Demand Right") and has delivered a demand notice to the Company in connection therewith to cause the Company to register any Artal Shares under the Securities Act for an underwritten, public offering (or, in connection with a registered, underwritten offering of Artal Shares pursuant to an effective Shelf Registration Statement, has delivered a notice to the Company regarding its intention to effect such an offering), or (b) the Company proposes to engage in a registration of securities in which Artal will be entitled to exercise its incidental registration rights under Section 1.2(a) of Annex A of the New Stockholders' Agreement (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Agreement) (an "Artal Piggyback"), the Company will each such time give prompt written notice to each Custodian of Artal's (or the Company's, as the case may be) intention to do so and of Bermore's rights under this Section 1.1, at least (i) with respect to the exercise of an Artal Demand Right, 15 days prior to the anticipated date of the initial filing of the related registration statement (or, in the case of a registered, underwritten offering pursuant to an effective Shelf Registration Statement, 15 days prior to the formal commencement of such registered, underwritten offering of Artal Shares) or (ii) with respect to an Artal Piggyback, 30 days prior to the anticipated date of the initial filing of the related registration statement. Such notice shall state the number of shares requested to be included in such offering by Artal (or, if such number is not known by the Company at the time of delivery of such notice, the Company shall notify Bermore of such number promptly upon receipt thereof) and shall offer Bermore the opportunity to include in such registration statement

(or, in the case of an effective Shelf Registration Statement, include in such registered, underwritten offering) a number of Bermore Shares equal to the product of (i) the number of Artal Shares which Artal proposes to sell in the proposed registered, underwritten offering and (ii) a fraction, (A) the numerator of which is the number of Remaining Bermore Shares and (B) the denominator of which is the number of Remaining Artal Shares. Upon the written request of Bermore delivered to Artal and the Company within (i) with respect to the exercise an Artal Demand Right, 10 days after the receipt of the Company's notice (which request shall specify the number of Bermore Shares intended to be disposed of by Bermore) or (ii) with respect to an Artal Piggyback, 20 days after the receipt of the Company's notice (which request shall specify the number of Bermore Shares intended to be disposed of by Bermore), the Company shall (and Artal shall use its best efforts do cause the Company to do so), if applicable, use its best efforts to effect the registration under the Securities Act of all Artal Shares and Bermore Shares of the class then being registered which the Company has been so requested to register by Artal and Bermore, to permit the disposition of the Artal Shares and Bermore Shares so to be registered; provided that, (i) the investment banker or investment bankers and manager or managers that will manage the offering will be selected (i) with respect to an Artal Demand Right, by Artal or (ii) with respect to an Artal Piggyback, by the Company, and Bermore will not have the right to designate or select any underwriters in connection with such offering, (ii) if Bermore elects to participate in such registered, underwritten offering, it must sell the Bermore Shares to be included in such offering to the underwriters on the same terms and conditions as apply to Artal (except that indemnification obligations of Bermore shall be limited to those obligations set forth in Section 1.7(b)) and complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) if, at any time after giving written notice of its intention to register any shares of Common Stock (or, with respect to an effective Shelf Registration Statement, of its intention to sell Artal Shares pursuant to a registered, underwritten offering) pursuant to this
Section 1.1 and, prior to the effective date of the related registration statement (or, in the case of an effective Shelf Registration Statement, prior to the execution of an underwriting agreement in connection with the applicable offering of Artal Shares), Artal (in the case of the exercise of an Artal Demand Right) or the Company (in the case of the exercise of an Artal Piggyback), as the case may be, shall determine for any reason not to register (or, in the case of an effective Shelf Registration Statement, not to sell Artal Shares in a registered, underwritten offering) such shares of Common Stock, Artal or the Company, as the case may be, shall give written notice to Bermore and, thereupon, (A) Artal shall be relieved of its obligation to cause the Company to register (or, in the case of an effective Shelf Registration Statement, sell) any Bermore Shares in connection with such registered, underwritten offering and (B) the Company shall be relieved of its obligation to register (or, in the case of an effective Shelf Registration Statement, sell) any Bermore Shares in connection with such registered, underwritten offering. A registration (or, in the case of an effective Shelf Registration Statement, a sale pursuant to a registered, underwritten offering) effected pursuant to this Section 1.1 is referred to herein as an "Incidental Registration."

                  1.2 Priority in Incidental Registrations. If the managing underwriter in connection with a registered, underwritten offering pursuant to
Section 1.1 advises the Company that, in its opinion, the number of securities which the Company and any other persons entitled to include securities in such registration (or, in the case of an effective Shelf Registration Statement, the applicable registered, underwritten offering) propose to include therein exceeds the largest number of securities which can be sold without having an adverse effect on such offering, including the price at which such securities can be sold, the Company will include in such registration (or, in the case of an effective Shelf Registration Statement, the applicable registered, underwritten offering) up to such maximum number of securities (i) first, all the securities the Company initially proposes to sell for the account of (A) Artal, pursuant to the Company's contractual requirement to do so contained in Annex A of the New Stockholders' Agreement, and (B) Bermore, pursuant to the Company's contractual requirement to do so contained herein to register securities owned by Bermore, and (ii) second, to the extent that the number of securities referred to in clause (i) is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, all securities owned by any other holder of securities electing and entitled to register (or, in the case of a registered, underwritten offering under an effective Shelf Registration Statement, sell) such securities pursuant to any similar registration rights agreement; provided that if the number of securities to be included in such registration (or, in the case of an effective Shelf Registration Statement, the applicable registered, underwritten offering) by Artal and Bermore pursuant to clause (i) of this Section exceeds the number which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of securities included in such registration by each of Artal and Bermore shall be limited to such extent and shall be allocated pro rata among Artal and Bermore on the basis of the relative number of securities requested (and, in the case of Bermore, entitled) to be included in such registration (or, in the case of an effective Shelf Registration Statement, the applicable registered, underwritten offering) by each of Artal and Bermore.

                  1.3 Rule 415. Notwithstanding anything to the contrary contained herein, if, during the Restricted Period, Artal proposes to cause the Company to register any Artal Shares under

Rule 415 of the Securities Act pursuant to a Registration Statement on Form S-3 (a "Shelf Registration Statement"), (i) Artal will each such time give prompt written notice to Bermore of its intention to do so and of Bermore's rights under this Section 1.3, at least 15 days prior to the anticipated date of the initial filing of such Shelf Registration Statement, (ii) Bermore will mandatorily elect to include all Bermore Shares for registration under such Shelf Registration Statement and (iii) the Company shall use its best efforts to effect the registration under the Securities Act of all Artal Shares and Bermore Shares of the class then being registered which the Company has been so requested to register by Artal and Bermore, to permit the disposition of the Artal Shares and Bermore Shares so to be registered. Except for registered, underwritten offerings in which Bermore elects to participate in accordance with
Section 1.1, Bermore will not be required to, and will not, effect sales of Bermore Shares (including, without limitation, sales of Bermore Shares pursuant to Article IV of the Agreement) under such Shelf Registration Statement, and Bermore will not be entitled to exercise any Incidental Registration or other similar "piggyback" rights in respect of sales by Artal of Artal Shares under such Shelf Registration Statement, other than its Incidental Registration rights under Section 1.1 in connection with registered, underwritten offerings; provided, that it is understood by the parties hereto that nothing contained in this Section 1.3 or elsewhere in this Annex A shall limit Bermore's rights to Transfer Remaining Bermore Shares outside of such Shelf Registration Statement pursuant to Section 4.2, 4.3, 4.4 or 4.5 of the Agreement (subject to compliance by Bermore with Section 1.4).

                  1.4 Hold-Back Agreements. Bermore hereby agrees that, each time it is given the opportunity to sell Bermore Shares in an Incidental Registration pursuant to Section 1.1 (whether or not it elects to exercise its Incidental Registration rights and include any Bermore Shares for sale in the applicable registered, underwritten offering), if requested (pursuant to a timely written notice) by the managing Underwriter or Underwriters of such registered, underwritten offering, not to effect any sale or distribution of any of the issue being registered or a similar security of the Company or any securities convertible or exchangeable or exercisable for such securities (including, without limitation, any sales pursuant to Rule 144 or Section 4.2(e) of the Agreement and excluding Transfers pursuant to Section 4.2(a), (b) (but only to the extent Artal is permitted to engage in the underlying Transfer in connection with the selling restrictions contained in the applicable underwriting agreement, as the same may be amended, waived or otherwise modified), (c) or (d) of the Agreement), except as part of such underwritten offering, during the period (as requested by the managing Underwriter) beginning not more than 10 days prior to, and ending up to 180 days after, the closing date of each underwritten offering made pursuant to such Registration Statement (or such shorter period as the managing Underwriter or Underwriters may agree), to the extent timely notified in writing by the Company or by the managing Underwriter or Underwriters; provided, however, that such period shall in any event commence and terminate on the same date as the selling restrictions applicable to Artal in connection with such registered, underwritten offering commence and terminate, after giving effect to any waiver, shortening or other modification of such period in respect of Artal, whether before or after the consummation of such underwritten offering; provided further, however, that, without limiting the exceptions granted to Bermore in this Section 1.4, Bermore shall be entitled to the benefit of the same exceptions granted to Artal by the managing Underwriter or Underwriters, whether or not included in the applicable Underwriting Agreement; and provided further, however, that the Company will notify Bermore as promptly as practicable if any such underwritten offering has been terminated, abandoned or indefinitely postponed, and, upon receipt of such notice from the Company, Bermore no longer will be subject to the Transfer restrictions contained in this Section 1.4 in respect of (and solely in respect of) the related underwritten offering. The Company shall, as promptly as practicable, advise Bermore of the expected closing date of any such underwritten offering and any subsequent changes with respect thereto.

                  1.5 Registration Procedures. In connection with the registration of any Bermore Shares pursuant to an Incidental Registration, the Company shall effect such registrations to permit the sale of such Bermore Shares in accordance with the intended method or methods of disposition thereof determined for both the Artal Shares and the Bermore Shares by Artal (in the case of an exercise of an Artal Demand Right) or the Company (in the case of the exercise of an Artal Piggyback), as the case may be (except that, in connection with a Shelf Registration Statement, the plan of distribution contained in the applicable Prospectus shall state that Bermore may, as contemplated by the last proviso to Section 1.3 and Article IV of the Agreement, Transfer Bermore Shares from time to time pursuant to Rule 144 or in other transactions exempt from or not subject to the registration requirements of the Securities Act), the Company shall as expeditiously as possible:

                  (a) Prepare and file with the SEC a Registration Statement or Registration Statements on Form S-3 (or, if such form is not available for the sale of such Bermore Shares and the Artal Shares requested to be sold by Artal in such registered, underwritten offering, such other form as is available for such sale) thereof in accordance with the intended method of distribution thereof, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing any Registration Statement or Prospectus or any amendments or supplements thereto (not including documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall afford Bermore and its counsel an opportunity to review copies of all such documents proposed to be filed and give good faith consideration to any comments from Bermore or its counsel in respect of such documents.

                  (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the effectiveness period; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented.

                  (c) Notify Bermore promptly (but in any event within 5 business days), and confirm such notice in writing, (i) when a Registration Statement, Prospectus or prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules and all documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any Prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of Bermore Shares the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 1.5(k) below cease to be true and correct in any material respect, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Bermore Shares for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of such Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                  (d) Use its best efforts (including, if necessary, by the filing of any amendments or supplements to the Registration Statement or the Prospectus) to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of a Registration Statement or any of the Bermore Shares for sale in any jurisdiction, and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment.

                  (e) If requested by the managing or sole Underwriter in connection with such underwritten offering, (i) promptly incorporate in a Registration Statement, Prospectus, prospectus supplement or post-effective amendment such information as the managing or sole Underwriter reasonably requests to be included therein to comply with applicable law, (ii) make all required filings of such Registration Statement, Prospectus, prospectus supplement or post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement; provided, however, that the Company shall not be required to take any actions under this Section 1.5(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law.

                  (f) Furnish to Bermore and its counsel, if Bermore so requests, and to each managing Underwriter, without charge, one conformed copy of the Registration Statement or Statements and each post-effective amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

                  (g) Deliver to Bermore, its counsel and the Underwriters, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by Bermore in connection with the offering and sale of the Bermore Shares covered by such Prospectus and any amendment or supplement thereto.

                  (h) Prior to any public offering of Bermore Shares, to use its best efforts to register or qualify, and cooperate with Bermore, the Underwriters or sales agents and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, such Bermore Shares for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as

Bermore or the managing Underwriters or sales agents reasonably request in writing; use its best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period during which the related Registration Statement is required to be kept effective; and use its best efforts to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Bermore Shares covered by the applicable Registration Statement; provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified or (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

                  (i) Cooperate with Bermore and the managing or sole Underwriters to facilitate the timely preparation and delivery of certificates representing Bermore Shares to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Bermore Shares to be in such denominations and registered in such names as the managing or sole Underwriter or Bermore may reasonably request at least two business days prior to any sale of Bermore Shares.

                  (j) Upon the occurrence of any event contemplated by clause
(v) or (vi) of Section 1.5(c) above, as promptly as practicable after and in any event within ten business days of the Company's having become aware of such event, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any such document or other required document so that, as thereafter delivered to the purchasers of the Bermore Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and so that such Registration Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (k) Enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing or sole Underwriter in order to expedite or facilitate the registration or the disposition of the applicable Artal Shares and such Bermore Shares, and in such connection, (i) make such representations and warranties to the Underwriters, with respect to, among other things, the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to Underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions shall be reasonably satisfactory (in form, scope and substance) to the managing or sole Underwriters), addressed to the Underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the Underwriters; (iii) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the Underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; (iv) cause the Company's management to be made available for, and assist in, the marketing and disposition of the applicable Artal Shares and such Bermore Shares in the manner and to the extent reasonably requested by the Underwriters, including, without limitation, participation by management in customary road shows, investor conferences and other similar presentations; and
(v) enter into an underwriting agreement which contains indemnification provisions and procedures no less favorable than those set forth in Section 1.7 hereof with respect to all parties to be indemnified pursuant to said Section and with respect to the Underwriters and each Person, if any, who controls such Underwriters (within the meaning of either Section 15 or the Securities Act or Section 20 of the Exchange Act) and any other Persons customarily covered by an indemnity of underwriters. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

                  (l) Use its best efforts to cause the Bermore Shares covered by a Registration Statement to be rated with the appropriate rating agencies, if applicable, if so requested for the applicable Artal Shares by Artal or the managing or sole Underwriter.

                  (m) Use its best efforts to cause all Bermore Shares covered by such Registration Statement to be (i) listed on each securities exchange on which securities issued by the Company are then listed, or (ii) authorized to be quoted on the NASDAQ or the National Market System of the NASDAQ if the securities so qualify, in each case, if requested for the applicable Artal Shares by Artal or the managing or sole Underwriter.

                  (n) Make available for inspection by a representative of Bermore, any Underwriter participating in any such disposition of Bermore Shares, any accountant or counsel retained by Bermore, the Underwriters and any counsel to the Underwriters (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information, in each case reasonably requested by any such Inspector in connection with such Registration Statement; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information, shall be kept confidential by such Inspector unless (i) disclosure of such information is required by court or administrative order, (ii) disclosure of such information, in the opinion of counsel to such Inspector, is necessary to avoid or correct a misstatement or omission of a material fact in the Registration Statement, Prospectus or any supplement or post-effective amendment thereto or disclosure is otherwise required by law, or (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Inspector; without limiting the foregoing, no such information shall be used by such Inspector as the basis for any market transactions in securities of the Company or its subsidiaries in violation of law.

                  (o) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing at the end of any fiscal quarter in which Bermore Shares are sold to Underwriters in a registered, underwritten offering.

                  The Company may require Bermore to furnish to the Company such information regarding Bermore and the distribution of such Bermore Shares as the Company may, from time to time, reasonably request in writing, provided that such information shall be used only in connection with such registration. The Company may exclude Bermore Shares from such registration if Bermore unreasonably fails to furnish such information as promptly as practicable after receiving such request.

                  Bermore agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (ii), (iv) or (v) of Section 1.5(c), Bermore will forthwith discontinue disposition of such Bermore Shares covered by such Registration Statement or Prospectus until Bermore's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 1.5(j), or, if earlier, until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any supplements or amendments thereto. In the event the Company shall give any such notice at any time during the effectiveness period of a Registration Statement for registration of an offering on a continuous basis under Rule 415, the effectiveness period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when Bermore shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 1.5(j) or (y) the Advice.

                  1.6  Registration Expenses.

                  (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the National Association of Securities Dealers, Inc. in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or "blue sky" laws (including, without limitation, fees and disbursements of counsel for the Underwriters or counsel for the Company, in connection with "blue sky" qualifications of the Bermore Shares and determination of the eligibility of the Bermore Shares for investment under the laws of such jurisdictions as provided in Section 1.5(h), in the case of the Bermore Shares, (ii) printing expenses (including, without limitation, expenses of printing certificates for Bermore Shares in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested for the applicable Artal Shares by the managing or sole Underwriter or by Artal), (iii) messenger, telephone and delivery expenses,
(iv) fees and disbursements of counsel for the Company, (v) fees and disbursements of all independent certified public accountants referred to in
Section 1.5(k) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) rating agency fees, (vii) Securities Act liability insurance, if the Company so desires such insurance, (viii) the expense of any annual audit and (ix) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange.

                  (b) Without limiting Section 1.6(a), in connection with any Registration Statement hereunder, Bermore shall bear no fees and expenses of any kind other than the discounts, commissions, or fees of Underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of Bermore Shares and the fees and disbursements of counsel chosen by Bermore, if any, and actual out-of-pocket expenses incurred by Bermore in connection with the related Registration Statement.

                  1.7  Indemnification, Contribution.

                  (a) Indemnification by the Company. The Company shall indemnify and hold harmless, to the full extent permitted by law, Bermore, its officers, directors and agents and employees, each

Person who controls Bermore (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), the officers, directors, agents and employees of each such controlling person and any financial or investment adviser or other representatives thereto (each, an "Indemnified Party"), from and against any and all losses, claims, damages, liabilities, actions or proceedings (whether commenced or threatened), reasonable costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees and expenses) and reasonable expenses (including reasonable expenses of investigation) (collectively, "Losses"), as incurred, arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus or in any amendment or supplements thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or any amendment or supplement thereto or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, except to the extent that the same arise out of or are based upon information furnished in writing to the Company by such Indemnified Party or Bermore expressly for use therein, or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration. Such indemnity and reimbursement of costs and expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party.

                  (b) Indemnification by Bermore. In connection with any Registration Statement in which Bermore is participating, an authorized officer of Bermore shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and Bermore shall indemnify, to the full extent permitted by law, the Company and its respective directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, or form of prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Prospectus or form of prospectus, in light of the circumstances under which they were made), to the extent, but only to the extent, that such untrue or alleged untrue statement is contained in, or such omission or alleged omission is required to be contained in, any information so furnished in writing by Bermore to the Company expressly for use in such Registration Statement or Prospectus and that such statement or omission was relied upon by the Company in preparation of such Registration Statement, Prospectus or form of prospectus; provided, however, that Bermore shall not be liable in any such case to the extent that Bermore has furnished in writing to the Company within a reasonable period of time prior to the filing of any such Registration Statement or Prospectus or amendment or supplement thereto information expressly for use in such Registration Statement or Prospectus or any amendment or supplement thereto which corrected or made not misleading, information previously furnished to the Company, and the Company failed to include such information therein. In no event shall the liability of Bermore hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by Bermore upon the sale of the Bermore Shares giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party.

                  (c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party or parties from which such indemnity is sought (the "indemnifying parties") of the commencement of any action, suit, proceeding or investigation or written threat thereof (a "Proceeding") with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the indemnifying parties shall not relieve the indemnifying parties from any obligation or liability except to the extent that the indemnifying parties have been prejudiced by such failure. The indemnifying parties shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such Proceeding, to assume, at the indemnifying parties' expense, the defense of any such Proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party or parties (if more than one such indemnified party is named in any Proceeding) shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless: (1) the indemnifying parties agree to pay such fees and expenses; (2) the indemnifying parties fail promptly to assume the defense of such Proceeding or fail to employ counsel reasonably satisfactory to such indemnified party or parties; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such indemnified party or parties and the indemnifying parties or an affiliate of the indemnifying parties or such indemnified parties, and there may be one or more defenses available to such indemnified party or parties that are different from or additional to those available to the indemnifying parties, in which case, if such indemnified party or parties notifies the indemnifying parties in writing that it elects to employ separate counsel at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying parties, it being understood, however, that, unless there exists a conflict among indemnified parties, the indemnifying parties shall not, in connection with any one such Proceeding but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. Whether or not such defense is assumed by the indemnifying parties, such indemnifying parties or indemnified party or parties will not be subject to any liability for any settlement made without its or their consent (but such consent will not be unreasonably withheld or delayed). The indemnifying parties shall not consent to entry of any judgment or enter into any settlement (i) which provides for other than monetary damages without the consent of the indemnified party or parties (which consent shall not be unreasonably withheld or delayed) or (ii) that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party or parties of a release, in form and substance satisfactory to the indemnified party or parties, from all liability in respect of such Proceeding for which such indemnified party would be entitled to indemnification hereunder.

                  (d) Contribution. If the indemnification provided for in this
Section 1.7 is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which this Section
1.7 would otherwise apply by its terms, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such expenses if the indemnification provided for in Section 1.7(a) or 1.7(b) was available to such party.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 1.7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section 1.7(d), Bermore, in its capacity as an indemnifying party, shall not be required to contribute any amount in excess of the amount by which the net proceeds received by Bermore exceeds the amount of any damages that Bermore has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  1.8 Rules 144 and 144A. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder (or, if the Company is not required to file such reports, it will, upon the request of Bermore, make publicly available other information so long as such information is necessary to permit sales under Rules 144 and 144A), and will take such further action as Bermore may reasonably request, all to the extent required from time to time to enable Bermore to sell Bermore Shares without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A. Upon the request of Bermore, the Company shall deliver to Bermore a written statement as to whether it has complied with such requirements.

                  1.9 Suspension; Postponement. Notwithstanding anything to the contrary contained herein, the provisions regarding the Company's right to suspend or postpone any Demand Registration Statement (as such term is defined in Annex A of the New Stockholders' Agreement) or the sale of securities thereunder contained in Section 1.1(g) of such Annex A shall be binding upon Bermore, if and only if Bermore is selling Bermore Shares under such Demand Registration Statement and then only with respect to the Bermore Shares being sold therein, as and to the same extent such Section 1.1(g) is binding upon Artal, and shall be deemed to be incorporated by reference herein.

                  1.10 Additional Registration Rights. The Company shall not grant any registration rights after the date hereof (i) that are superior to the rights granted to Artal under the New Stockholders' Agreement (including, without limitation, Artal's piggyback registration rights under the New Stockholders' Agreement) or (ii) which would give another party the right to include shares of Common Stock in any Demand Registration Statement which is being filed pursuant to the New Stockholders' Agreement (except where such right to include shares in a Demand Registration Statement is subordinate to the right of Artal and its Assignees (as such term is defined in the

New Stockholders' Agreement) to include shares in such Demand Registration Statement with respect to prioritization in the event of an Underwriter cutback) or (iii) which would give any party demand registration rights exercisable at any time prior to the expiration of Artal's demand registration rights under the New Stockholders' Agreement or (iv) which are superior to the piggyback registration rights granted to Bermore pursuant to this Agreement.

                  1.11 Exchange Act Reports. The Company will, to the extent reasonably requested by Bermore, provide information to Bermore and otherwise assist Bermore in connection with all filings with the SEC or the New York Stock Exchange required to be made by Bermore or its Affiliates in respect of the Company, including, without limitation, filings on Schedule 13D or 13G under the Exchange Act, with the understanding that the ultimate responsibility for making such filings and for the accuracy of such filings remains with Bermore and its Affiliates.


                  2.1 Definitions. Capitalized terms used in this Annex A shall have the meanings set forth below:

                  "Advice" shall have the meaning specified in Section 1.5.

                  "Artal Demand Right" shall have the meaning specified in Section 1.1.

                  "Artal Piggyback" shall have the meaning specified in
Section 1.1.

                  "Indemnified Party" shall have the meaning specified in
Section 1.7(a).

                  "Inspectors" shall have the meaning specified in
Section 1.5(n).

                  "Losses" shall have the meaning specified in Section 1.7(a).

                  "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

                  "Proceeding" shall have the meaning specified in
Section 1.7(c).

                  "Prospectus" means the prospectus included in the Registration Statement, including any form of prospectus or any preliminary prospectus, as amended or supplemented by any prospectus supplement and by all other amendments or supplements to such prospectus, including all post-effective amendments and all material, if any, incorporated by reference or deemed to be incorporated by reference into such prospectus.

                  "Registration Statement" means any registration statement of the Company under which any of the Registrable Securities are included therein pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, all registration statements filed pursuant to Rule 462(b) under the Securities Act and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "Rule 415" means Rule 415 promulgated by the SEC under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

                  "Underwriter" has the meaning set forth in Section 2(11) of the Securities Act.

                                                                         ANNEX B


                                INVESTOR JOINDER


                  By execution of this Investor Joinder, the undersigned agrees to become a party to that certain Stock Purchase and Stockholder's Agreement, dated as of January __, 1998 (the "Agreement"), among Keebler Foods Company (the "Company") and certain stockholders of the Company, which stockholders included on such date Bermore, Ltd., Artal Luxembourg S.A. and Flowers Industries, Inc. By execution of this Investor Joinder, the undersigned shall have all rights, and shall observe all the obligations, applicable to [fill in name of transferee] (except as otherwise set forth in the Agreement), and to have made on the date hereof all representations and warranties made by such Investor Stockholder, modified, if necessary, to reflect the nature of the undersigned as a corporation, partnership, other entity or natural person.

[IF COMPLETED BY A PERMITTED TRANSFEREE OF BERMORE] [The undersigned hereby (i) appoints Michael Uytengsu or such one Person as Bermore and all of its permitted transferees shall agree upon, as the undersigned's true and lawful attorney-in-fact for purposes of exercising the undersigned's rights and obligations under the Agreement (the "Attorney"), (ii) appoints Bermore, Ltd. or such two Persons (which may include Bermore) as Bermore and all of its permitted transferees shall agree upon, as the undersigned's true and lawful custodians (each a "Custodian" which may act independently of the other in respect of shares which have been transferred to it) in respect of the shares of common stock, par value $.01, of the Company transferred to the undersigned on the date hereof and (iii) simultaneously upon execution hereof shall deposit such shares with the Custodian listed below and instruct each Custodian to take all actions in respect of such shares as may at any time or from time to time be requested by the Attorney.]

[Custodian to whom shares transferred: _____________]

Name:_________________________

Address for                            with copies
Notices:                               to:

______________________________         _____________________________
______________________________         _____________________________
______________________________         _____________________________
______________________________         _____________________________
______________________________         _____________________________

If an individual, are you presently married or separated?

                             yes _____               no _____

(If yes, you must also have your spouse execute a spousal consent in the form attached hereto.)

                                          Signature:___________________

                                               Date:___________________

                         CONSENT AND AGREEMENT OF SPOUSE


                  I, _________________________________, am the spouse of
____________________, one of the stockholders of Keebler Foods Company, a Delaware corporation (the "Company"). I acknowledge that my spouse is a party to that certain Stock Purchase and Stockholder's Agreement, dated as of January __, 1998, among the Company and certain stockholders of the Company, which stockholders included on such date Bermore, Ltd., Artal Luxembourg S.A. and Flowers Industries, Inc. (the "Agreement"), and that I have read the Agreement. I consent to, agree to, approve and ratify each and every one of the terms and provisions of the Agreement, and I further agree to provide all notices and information required of me in the time and manner set forth in the Agreement.

                  Executed this ____ day of __________, 199_.



                                               _________________________________
                                               (Signature of Consenting Spouse)

                                                                       ANNEX C-1

                               FIRPTA Certificate

                  The undersigned hereby certifies to Bermore, Ltd. as to the status of Keebler Foods Company (the "Company"), and to the status of the stock of the Company, under the Foreign Investment in Real Property Tax Act of 1980. Pursuant to Sections 1.1445-2(c)(3) and 1.897.2(h) of the Treasury Regulations, the undersigned hereby certifies on behalf of the Company:

                  1. This certificate is given under Treasury Regulations Sections 1.1445-2(c)(3)(i) and 1.897-2(h);

                  2. The Company is not, and has not been during the five-year period ending the date hereof, a United States real property holding corporation within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended (the "Code"), and no stock of the Company is a United States real property interest within the meaning of Section 897(c)(1) of the Code;

                  3. The Company's U.S. employer identification number is 36-1894790;

                  4. The office address of the Company is: 677 Larch Avenue, Elmhurst, IL 60126;

                  5. The office address of Bermore, Ltd. is: Crawford House, 23 Church Street, P.O. Box HM 1436, Hamilton, Bermuda HMFX; and

                  6. This certificate and any applicable supplemental statements shall be submitted to the Internal Revenue Service pursuant to Treasury Regulation Section 1.897-2(h).

                  Each Company understands that this certification may be disclosed to the Internal Revenue Service by Bermore, Ltd. and that any false statement contained herein could be punished by fine, imprisonment, or both.

                  Under penalties of perjury the officer executing this certificate on behalf of the Company hereby declares that he has examined this certification and to the best of his knowledge and belief it is true, correct and complete, and the undersigned further declares he has authority to sign this document on behalf of the Company.

                                        KEEBLER FOODS COMPANY,
                                        by____________________________
                                           Name:
                                           Title:
Dated:  January __, 1998

                                                                       ANNEX C-2


                   Notice to Internal Revenue Service Pursuant
                           to Reg. Section 1.897-2(H)


                  The undersigned hereby provides notice to the IRS as to its certification to Bermore, Ltd. of the status of the stock of Keebler Foods Company (the "Company"), under the Foreign Investment in Real Property Tax Act of 1980. Pursuant to Sections 1.1445-2(c)(3) and 1.897.2(h) of the Treasury Regulations, the undersigned hereby certifies on behalf of the Company:

                  1. This certificate is given under Treasury Regulations Sections 1.1445-2(c)(3)(i) and 1.897-2(h).

                  2. The Company is not, and has not been during the five-year period ending the date hereof, a United States real property holding corporation within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended (the "Code"), and no stock of the Company is a United States real property interest within the meaning of Section 897(c)(1) of the Code;

                  3. The Company's U.S. employer identification number is 36-1894790;

                  4. The office address of the Company is: 677 Larch Avenue, Elmhurst, IL 60126; and

                  5. The office address of Bermore, Ltd. is: Crawford House, 23 Church Street, P.O. Box HM 1436, Hamilton, Bermuda HMFX.

                  Under penalties of perjury the officer executing this certificate on behalf of the Company hereby declares that he has examined this certification and to the best of his knowledge and belief it is true, correct and complete, and the undersigned further declares he has authority to sign this document on behalf of the Company.

                                             KEEBLER FOODS COMPANY,

                                             by______________________________
                                                Name:
                                                Title:

Dated:  January __, 1998

Attachment:  FIRPTA Certification to Bermore, Ltd.